SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                                  May 12, 1999
                Date of Report (Date of earliest event reported)



                                  ConAgra, Inc.
             (Exact name of registrant as specified in its charter)


         Delaware               1-7275                 47-0248710
     (State or other          (Commission            (IRS Employer
     jurisdiction of          File Number)         Identification No.)
     incorporation)


     One ConAgra Drive, Omaha, Nebraska                68102-5001
     (Address of principal executive offices)          (Zip Code)



               Registrant's telephone number, including area code
                                 (402) 595-4000



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Item 5.  OTHER EVENTS.

         On May 12, 1999, ConAgra, Inc. issued the press release attached hereto as Exhibit 99.1. The press release contains forward-looking statements that reflect management's current views and estimates of future economic circumstances, industry conditions, company performance and financial results. The statements are based on many assumptions and factors including availability and prices of raw materials, product pricing, competitive environment and related market conditions, operating efficiencies, access to capital and actions of governments. Any changes in such assumptions or factors could produce significantly different results.

Item 7.  Exhibits.

         99.1     Press Release Issued May 12, 1999.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CONAGRA, INC.

                                         /s/ Jay D. Bolding
May 13, 1999                        By:__________________________
                                        Jay D. Bolding
                                        Vice President, Controller


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